Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 9 TO
AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT

THIS AMENDMENT NO. 9 TO AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT (this “Amendment”), dated as of April 22, 2016, is by and among GREEN TREE ADVANCE RECEIVABLES II LLC, a Delaware limited liability company (the “Borrower”), DITECH FINANCIAL LLC (formerly known as Green Tree Servicing LLC), a Delaware limited liability company, as administrator (in such capacity, the “Administrator”), THE FINANCIAL INSTITUTIONS identified on the signature pages hereto as Lenders (each, a “Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“WFB”) as “Calculation Agent,” “Account Bank,” “Verification Agent” and “Securities Intermediary” and WELLS FARGO CAPITAL FINANCE, LLC (“WFCF”), as agent for the Lenders (in such capacity, together with any successor thereto in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Receivables Loan Agreement (defined below).
WHEREAS, the Borrower, the Administrator, WFB, as Calculation Agent, Account Bank, Verification Agent and Securities Intermediary, the Lenders and WFCF, as Agent and Lender, are parties to that certain Amended and Restated Receivables Loan Agreement dated as of May 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Loan Agreement”);
WHEREAS, Section 11.01 of the Receivables Loan Agreement provides that the Receivables Loan Agreement may be amended as follows;
WHEREAS, the Agent represents each Lender under the Receivables Loan Agreement as of the date hereof and each such Lender has consented to the terms of this Amendment;
WHEREAS, the parties to the Receivables Loan Agreement have agreed to amend the Receivables Loan Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendments to the Receivables Loan Agreement. Effective as of the date hereof and subject to the execution of this Amendment by the parties hereto, the Receivables Loan Agreement is hereby amended as follows:
1.1    Section 1.01 is hereby amended by adding the following new definition in its appropriate alphabetical order:
““Advance Ratio Exception Trust” means each Securitization Trust described on Schedule XIII.”

1.2    In Section 1.01, the following definitions are hereby amended and restated in their entirety as follows:
““Eligible Securitization Trust” means, as of any date of determination, a Securitization Trust that satisfies all of the following criteria:
(a)    the related Servicing Agreement contains provisions which (i) expressly authorize the servicer thereunder to enter into a financing or other facility under which such servicer assigns or pledges its rights under such Servicing Agreement to be reimbursed for any or all Delinquency Advances and/or Protective Advances to one or more lenders or other Persons (which may include a special-purpose bankruptcy-remote entity and/or a trustee acting on behalf of holders of debt instruments) (an “Advance Financing Person”) and (ii) require that as between a predecessor servicer and its Advance Financing Person, on the one hand, and a successor servicer and its Advance Financing Person (if any) on the other hand, advance reimbursement amounts on a loan-by-loan basis with respect to each Securitization Trust Asset as to which a Delinquency Advance or a Protective Advance is outstanding shall be allocated on a “first-in, first-out” basis, such that Advances of a particular type that were disbursed first in time will be reimbursed prior to Advances of the same type with respect to the same Securitization Trust Asset that were disbursed later in time;
(b)no Securitization Trust Termination Event has occurred with respect to such Securitization Trust;
(c)the aggregate outstanding principal balance of the related Securitization Trust Assets on such date is not less than $2,000,000;
(d)no more than thirty percent (30.0%) of the related Securitization Trust Assets (determined by weighted average outstanding principal balance) are thirty (30) days Delinquent or otherwise in default on such date; and
(e)the Advance Ratio with respect to such Securitization Trust on such date is less than (i) twelve percent (12.0%), if such Securitization Trust is an Advance Ratio Exception Trust, or (ii) five percent (5.0%), for all other Securitization Trusts.

1.3    Schedule VIII is hereby amended and restated in its entirety in the form of Schedule VIII hereto.
1.4    Schedule XIII is hereby added to the Receivables Loan Agreement following Schedule XII in the form of Schedule XIII hereto.
1.5    The Receivables Loan Agreement and any other Facility Documents are hereby amended such that any reference to “Green Tree Servicing LLC” shall be amended to refer to “Ditech Financial LLC”.

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22056411.1.BUSINESS

Section 2.    Reference to and Effect on the Receivables Loan Agreement. From and after the date hereof, each reference in the Receivables Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Loan Agreement as amended hereby, and each reference to the Receivables Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Receivables Loan Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.
Section 3.    Expenses.    The Borrower hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, the Borrower shall be responsible for the payments of the reasonable and documented legal fees and out-of-pocket expenses of legal counsel to the Agent, the Calculation Agent, the Verification Agent, Account Bank and the Securities Intermediary incurred in connection with the consummation of this Amendment and all other documents executed or delivered in connection therewith.
Section 4.    CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
Section 5.    Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
Section 6.    Conditions to Effectiveness. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Administrative Agent) of this Amendment.
Section 7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 8.    Counterparts. Delivery of an executed counterpart of this Amendment by telefacsimile, “.pdf file” or other electronic method of transmission shall be equally as effective as delivery of an originally executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile, “.pdf file” or other electronic method of transmission also shall deliver an originally executed counterpart of this Amendment but the failure to deliver an originally executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(Signatures Appear on the Following Pages)

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22056411.1.BUSINESS

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date hereof.
GREEN TREE ADVANCE RECEIVABLES
II LLC, as Borrower

By:	/s/ Cheryl Collins Name: Cheryl A. Collins Title: SVP & Treasurer

DITECH FINANCIAL LLC,
as Administrator

By:	/s/ Cheryl Collins Name: Cheryl A. Collins Title: SVP & Treasurer

Signature Page to Amendment No. 9 to A&R Receivables Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Calculation Agent, Verification Agent, Account Bank and Securities Intermediary

By:	/s/ Mark DeFabio Name: Mark DeFabio Title: Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as Agent and as Lender

By:	/s/ Mark Weide Name: Mark Weide Title: Vice President

Signature Page to Amendment No. 9 to A&R Receivables Loan Agreement

SCHEDULE VIII
List of Securitization Trusts from which Delinquency Advances will be made

LIST OF SECURITIZATION TRUSTS FROM WHICH
DELINQUENCY ADVANCES WILL BE MADE

	Trust Legal Name	Seller
1	Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-BA1	Ditech Financial LLC
2	BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates Series 1996-1	Ditech Financial LLC
3	BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates Series 1997-1	Ditech Financial LLC
4	BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates Series 1997-2	Ditech Financial LLC
5	BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates Series 1998-1	Ditech Financial LLC
6	BankAmerica Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates Series 1998-2	Ditech Financial LLC
7	Green Tree 2008 HE-1	Ditech Financial LLC
8	Green Tree 2008 MH-1	Ditech Financial LLC
9	Green Tree Mortgage Loan Trust 2005-HE1	Ditech Financial LLC
10	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1998-1	Ditech Financial LLC
11	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-1	Ditech Financial LLC
12	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-2	Ditech Financial LLC
13	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-3	Ditech Financial LLC
14	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-4	Ditech Financial LLC
15	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-5	Ditech Financial LLC
16	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-6	Ditech Financial LLC
17	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-1	Ditech Financial LLC
18	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-2	Ditech Financial LLC
19	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-3	Ditech Financial LLC
20	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-4	Ditech Financial LLC
21	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-5	Ditech Financial LLC
22	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-6	Ditech Financial LLC
23	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-7	Ditech Financial LLC
24	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-1	Ditech Financial LLC
25	Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-2	Ditech Financial LLC

26	Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-A	Ditech Financial LLC
27	Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-B	Ditech Financial LLC
28	Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-C	Ditech Financial LLC
29	Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-A	Ditech Financial LLC
30	Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-B	Ditech Financial LLC
31	Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2000-A	Ditech Financial LLC
32	Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2001-A	Ditech Financial LLC
33	Conseco Finance Home Equity Loan Trust 2001-C	Ditech Financial LLC
34	Conseco Finance Home Equity Loan Trust 2001-D	Ditech Financial LLC
35	Conseco Finance Home Equity Loan Trust 2002-A	Ditech Financial LLC
36	Conseco Finance Home Equity Loan Trust 2002-B	Ditech Financial LLC
37	Conseco Finance Home Equity Loan Trust 2002-C	Ditech Financial LLC
38	Lake Country Mortgage Loan Trust 2005-HE1	Ditech Financial LLC
39	Lake Country Mortgage Loan Trust 2006-HE1	Ditech Financial LLC

SCHEDULE XIII
List of Securitization Trusts which are Advance Ratio Exception Trusts

LIST OF SECURITIZATION TRUSTS
WHICH ARE ADVANCE RATIO EXCEPTION TRUSTS

Trust Legal Name	Seller

Green Tree Mortgage Loan Trust 2005-HE1	Ditech Financial LLC
Lake Country Mortgage Loan Trust 2005-HE1	Ditech Financial LLC
Lake Country Mortgage Loan Trust 2006-HE1	Ditech Financial LLC